Exhibit 99.1

BlackLine Confirms Receipt of Director Nominations

No Stockholder Action Required at This Time

LOS ANGELES – Feb. 2, 2026 – BlackLine (Nasdaq: BL) (“BlackLine” or the “Company”) today confirmed that Engaged Capital has submitted to the Company a notice of nomination of three director candidates to stand for election to the BlackLine Board of Directors at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The date for the Annual Meeting has not yet been announced.

The Nominating and Corporate Governance Committee of BlackLine’s Board of Directors will review the proposed nominees in accordance with the Company’s guidelines. The Board will present its formal recommendation regarding director nominees in the Company’s definitive proxy statement and other materials, to be filed with the Securities and Exchange Commission and mailed to all stockholders eligible to vote at the 2026 Annual Meeting of Stockholders. Stockholders are not required to take any action at this time.

“Multiple members of our Board of Directors and management team have met with and held seven discussions with Engaged in the past 12 months, including times when Engaged was and was not an investor in the Company. During every engagement with Engaged, the Board and management have sought to have an open and constructive dialogue to explore all paths to create value for stockholders,” said David Henshall, Lead Independent Director of the Board. “We remain open to good-faith engagement with our stockholders and share a focus on evaluating all avenues to create stockholder value.”

“In November 2024, BlackLine introduced a number of initiatives that support our refreshed strategy,” said Owen Ryan, CEO and Chairman of the Board. “We look forward to providing updates against these initiatives, along with our fourth quarter 2025 results and our first quarter and full year 2026 outlook, on our quarterly earnings call in February.”

The Company also noted two recent disclosures regarding relevant Board activities for investor consideration. First, in November 2025, the Board disclosed that it has maintained an independent strategic committee of the Board of Directors (the “Strategic Committee”) for more than a year. Current members of the Strategic Committee are David Henshall, who is serving as Chairperson, Greg Hughes, and Tom Unterman. Morgan Stanley & Co. LLC is serving as financial advisor to BlackLine.

Additionally, as previously disclosed in December 2025, Tom Unterman informed the Board that he will not seek to stand for reelection at the Annual Meeting, and in response to that and stockholder feedback on board size, the Board intends to reduce the size of its Board from 12 to 11 directors upon Mr. Unterman’s resignation. As a result, three Class I director seats will be up for election at the Annual Meeting. In the past five years, BlackLine has appointed seven new independent directors, including one selected in consultation with a stockholder in 2025.

About BlackLine

BlackLine (Nasdaq: BL), the future-ready platform for the Office of the CFO, drives digital finance transformation by empowering organizations with accurate, efficient, and intelligent financial operations. Built on the Studio360 platform, BlackLine unifies data, streamlines processes, and delivers real-time insights through automation and intelligence powered by Verity - a comprehensive suite of embedded, auditable AI capabilities that provides finance and accounting teams with a new digital workforce.

With a proven, collaborative approach and a track record of innovation supported by industry-leading R&D investment and world-class security practices, more than 4,400 customers across multiple industries partner with BlackLine to lead their organizations into the future.

For more information, please visit blackline.com.

Forward-Looking Statements

This release and the conference call referenced above contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements in this release and quarterly conference call include, but are not limited to, statements regarding BlackLine’s future financial and operational performance, including, without limitation, GAAP and non-GAAP guidance for the third quarter and full year of 2024, the impact of progress against certain key initiatives, our expectations for our business, including the demand environment, BlackLine’s addressable market, market position and pipeline, our international growth, and our relationships with our customers and partners, including opportunities to expand those relationships.

Any forward-looking statements contained in this press release or the quarterly conference call are based upon BlackLine’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties. If any of these risks or uncertainties materialize or if any assumptions prove incorrect, actual performance or results may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to risks related to the Company’s ability to attract new customers and expand sales to existing customers; the extent to which customers renew their subscription agreements or increase the number of users; the impact of current and future economic uncertainty and other unfavorable conditions in the Company’s industry or the global economy, the Company’s ability to manage growth and scale effectively, including entry into new geographies; the Company’s ability to provide successful enhancements, new features and modifications to its software solutions; the Company’s ability to develop new products and software solutions and the success of any new product and service introductions; the Company’s ability to effectively incorporate artificial intelligence and machine learning technologies (AI/ML) into its platform and business and the potential reputational harm or legal liability that may result from the use of AI/ML solutions and features; the success of the Company’s strategic relationships with technology vendors and business process outsourcers, channel partners and alliance partners; any breaches of the Company’s security measures; a disruption in the Company’s hosting network infrastructure; costs and reputational harm that could result from defects in the Company’s solution; the loss of any key employees; continued strong demand for the Company’s software in the United States, Europe, Asia Pacific, and Latin America; the Company’s ability to compete as the financial close management provider for organizations of all sizes; the timing and success of solutions offered by competitors; including competitors’ ability to incorporate AI/ML into products and offerings more quickly or successfully; changes in the proportion of the Company’s customer base that is comprised of enterprise or mid-sized organizations; the Company’s ability to expand and effectively manage its sales teams and their performance and productivity; fluctuations in our financial results due to long and increasingly variable sales cycles, failure to protect the Company’s intellectual property; the Company’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such transactions; unpredictable and uncertain macro and regional economic conditions; seasonality; changes in current tax or accounting rules; cyber attacks and the risk that the Company’s security measures may not be sufficient to secure its customer or confidential data adequately; acts of terrorism or other vandalism, war or natural disasters including the effects of climate change; the impact of any determination of deficiencies or weaknesses in our internal controls and processes; and other risks and uncertainties described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on February 23, 2024. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Forward-looking statements should not be read as a guarantee of future performance or results, and you should not place undue reliance on such statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. All of the information in this press release is subject to completion of our quarterly review process.

Investor Relations and Media Contact:

Matt Humphries, CFA

matt.humphries@blackline.com